American Century World Mutual Funds, Inc.
American Century Variable Portfolios, Inc.

PROSPECTUS SUPPLEMENT

INTERNATIONAL GROWTH FUND * INTERNATIONAL STOCK FUND
NT INTERNATIONAL GROWTH FUND * VP INTERNATIONAL FUND

Supplement dated July 10, 2006 * Prospectuses dated April 1, 2006 and May 1, 2006

PORTFOLIO MANAGER MICHAEL PERELSTEIN LEFT AMERICAN CENTURY ON JUNE 30, 2006.
EFFECTIVE JULY 5, 2006, ALEXANDER TEDDER BECAME A PORTFOLIO MANAGER FOR
INTERNATIONAL GROWTH, INTERNATIONAL STOCK, NT INTERNATIONAL GROWTH AND VP
INTERNATIONAL. HIS BIOGRAPHY IS AS FOLLOWS:

Mr. Tedder,  Vice President and Senior Portfolio  Manager,  has been a member of the team that  manages  the fund since  joining  American  Century in July 2006.
Prior  to  joining  American  Century,  he  was a  managing  director,  head  of international  equities and portfolio manager for Deutsche Asset Management Ltd.
from 1994 to 2005. He has an A/S from Winchester  College in Winchester,  United
Kingdom and an MA in economics and business  administration  from the University of Freiburg in Freiburg, Switzerland.

ADDITIONAL INFORMATION ABOUT THE OTHER ACCOUNTS MANAGED BY MR. TEDDER AND HIS
OWNERSHIP OF FUND SECURITIES WILL BE AVAILABLE IN A STATEMENT OF ADDITIONAL
INFORMATION SUPPLEMENT DATED AUGUST 1, 2006.

American Century Investment Services, Inc., Distributor

©2006 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

SH-SPL-50681 0607